EXHIBIT (s)

POWER OF ATTORNEY

We, the undersigned officers and Trustees/Directors of the Trusts, Corporations and Portfolios listed on Schedule A attached hereto (collectively, the “Entities”), do hereby severally constitute and appoint Thomas E. Faust Jr., Maureen A. Gemma, James F. Kirchner or Deidre E. Walsh, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement on the prescribed form (including, but not limited to, Form N-1A, Form N-2 or Form N-14) and any and all amendments (including pre-effective and post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Entities listed on Schedule A, in respect of shares or units of beneficial interest or common stock and other documents and papers relating thereto:

IN WITNESS WHEREOF we have hereunto set our hands on the date set forth opposite our respective signatures.

Signature	Title	Date
/s/ Edward J. Perkin Edward J. Perkin

President and Principal Executive Officer of Enhanced Equity Income

Fund, Enhanced Equity Income Fund II, NextShares Trust, Risk-

Managed Diversified Equity Income Fund, Tax-Advantaged Dividend

Income Fund, Tax-Advantaged Global Dividend Income Fund, Tax-

Advantaged Global Dividend Opportunities Fund, Tax-Managed Buy-

Write Income Fund, Tax-Managed Buy-Write Opportunities Fund,

Tax-Managed Diversified Equity Income Fund, Tax-Managed Global

Buy-Write Opportunities Fund, Tax-Managed Global Diversified

Equity Income Fund, Global Income Builder Portfolio, Greater India

Portfolio, Stock Portfolio, Tax-Managed Growth Portfolio, Tax-

Managed International Equity Portfolio, Tax-Managed Multi-Cap

Growth Portfolio, Tax-Managed Small-Cap Portfolio, Tax-Managed

Value Portfolio and Worldwide Health Sciences Portfolio

October 10, 2018
/s/ Payson F. Swaffield Payson F. Swaffield

President and Principal Executive Officer of California Municipal

Bond Fund, California Municipal Bond Fund II, California Municipal

Income Trust, Floating-Rate 2022 Target Term Trust, Floating-Rate

Income Plus Fund, Floating-Rate Income Trust, Growth Trust,

Investment Trust, High Income 2021 Target Term Trust, Limited

Duration Income Fund, Massachusetts Municipal Bond Fund,

Massachusetts Municipal Income Trust, Michigan Municipal Bond

Fund, Michigan Municipal Income Trust, Municipal Bond Fund,

Municipal Bond Fund II, Municipal Income 2028 Term Trust,

Municipal Income Trust, Municipals Trust, Municipals Trust II,

Mutual Funds Trust, National Municipal Opportunities Trust, New

Jersey Municipal Bond Fund, New Jersey Municipal Income Trust,

New York Municipal Bond Fund, New York Municipal Bond Fund II,

New York Municipal Income Trust, NextShares Trust II, Ohio

Municipal Bond Fund, Ohio Municipal Income Trust, Pennsylvania

Municipal Bond Fund, Pennsylvania Municipal Income Trust, Senior

Floating-Rate Trust, Senior Income Trust, Series Fund, Inc., Series

Trust, Series Trust II, Short Duration Diversified Income Fund,

Special Investment Trust, Tax-Advantaged Bond and Option

Strategies Fund, Variable Trust, 5-to-15 Year Laddered Municipal

Bond Portfolio, Boston Income Portfolio, Core Bond Portfolio,

Emerging Markets Local Income Portfolio, Eaton Vance Floating Rate

Portfolio, Global Macro Absolute Return Advantage Portfolio, Global

Macro Capital Opportunities Portfolio, Global Macro Portfolio, Global

Opportunities Portfolio, Government Obligations Portfolio, High

Income Opportunities Portfolio, High Yield Municipal Income

Portfolio, International Income Portfolio, MSAR Completion Portfolio,

Senior Debt Portfolio, Short Duration High Income Portfolio and

Short-Term U.S. Government Portfolio

October 10, 2018
/s/ James F. Kirchner James F. Kirchner	Treasurer and Principal Financial and Accounting Officer	October 10, 2018

Signature	Title	Date
/s/ Thomas E. Faust Jr. Thomas E. Faust Jr.	Trustee/Director	October 10, 2018
/s/ Mark R. Fetting Mark R. Fetting	Trustee/Director	October 10, 2018
/s/ Cynthia E. Frost Cynthia E. Frost	Trustee/Director	October 10, 2018
/s/ George J. Gorman George J. Gorman	Trustee/Director	October 10, 2018
/s/ Valerie A. Mosley Valerie A. Mosley	Trustee/Director	October 10, 2018
/s/ William H. Park William H. Park	Trustee/Director	October 10, 2018
/s/ Helen Frame Peters Helen Frame Peters	Trustee/Director	October 10, 2018
/s/ Keith Quinton Keith Quinton	Trustee/Director	October 10, 2018
/s/ Marcus L. Smith Marcus L. Smith	Trustee/Director	October 10, 2018
/s/ Susan J. Sutherland Susan J. Sutherland	Trustee/Director	October 10, 2018
/s/ Harriet Tee Taggart Harriett Tee Taggart	Trustee/Director	October 10, 2018
/s/ Scott E. Wennerholm Scott E. Wennerholm	Trustee/Director	October 10, 2018

POWER OF ATTORNEY
SCHEDULE A
Eaton Vance Growth Trust (“Growth Trust”)
Eaton Vance Investment Trust (“Investment Trust”)
Eaton Vance Municipals Trust (“Municipals Trust”)
Eaton Vance Municipals Trust II (“Municipals Trust II”)
Eaton Vance Mutual Funds Trust (“Mutual Funds Trust”)
Eaton Vance NextShares Trust (“NextShares Trust”)
Eaton Vance NextShares Trust II (“NextShares Trust II”)
Eaton Vance Series Fund, Inc. (“Series Fund, Inc.”)
Eaton Vance Series Trust (“Series Trust”)
Eaton Vance Series Trust II (“Series Trust II”)
Eaton Vance Special Investment Trust (“Special Investment Trust”)
Eaton Vance Variable Trust (“Variable Trust”)
Eaton Vance California Municipal Bond Fund (“California Municipal Bond Fund”)
Eaton Vance California Municipal Bond Fund II (“California Municipal Bond Fund II”)
Eaton Vance California Municipal Income Trust (“California Municipal Income Trust”)
Eaton Vance Enhanced Equity Income Fund (“Enhanced Equity Income Fund”)
Eaton Vance Enhanced Equity Income Fund II (“Enhanced Equity Income Fund II”)
Eaton Vance Floating-Rate 2022 Target Term Trust (“Floating-Rate 2022 Target Term Trust”)
Eaton Vance Floating-Rate Income Plus Fund (“Floating-Rate Income Plus Fund”)
Eaton Vance Floating-Rate Income Trust (“Floating-Rate Income Trust”)
Eaton Vance High Income 2021 Target Term Trust (“High Income 2021 Target Term Trust”)
Eaton Vance Limited Duration Income Fund (“Limited Duration Income Fund”)
Eaton Vance Massachusetts Municipal Bond Fund (“Massachusetts Municipal Bond Fund”)
Eaton Vance Massachusetts Municipal Income Trust (“Massachusetts Municipal Income Trust”)
Eaton Vance Michigan Municipal Bond Fund (“Michigan Municipal Bond Fund”)
Eaton Vance Michigan Municipal Income Trust (“Michigan Municipal Income Trust”)
Eaton Vance Municipal Bond Fund (“Municipal Bond Fund”)
Eaton Vance Municipal Bond Fund II (“Municipal Bond Fund II”)
Eaton Vance Municipal Income Trust (“Municipal Income Trust”)
Eaton Vance Municipal Income 2028 Term Trust (“Municipal Income 2028 Term Trust”)
Eaton Vance National Municipal Opportunities Trust (“National Municipal Opportunities Trust”)
Eaton Vance New Jersey Municipal Bond Fund (“New Jersey Municipal Bond Fund”)
Eaton Vance New Jersey Municipal Income Trust (“New Jersey Municipal Income Trust”)
Eaton Vance New York Municipal Bond Fund (“New York Municipal Bond Fund”)
Eaton Vance New York Municipal Bond Fund II (“New York Municipal Bond Fund II”)
Eaton Vance New York Municipal Income Trust (“New York Municipal Income Trust”)
Eaton Vance Ohio Municipal Bond Fund (“Ohio Municipal Bond Fund”)
Eaton Vance Ohio Municipal Income Trust (“Ohio Municipal Income Trust”)
Eaton Vance Pennsylvania Municipal Bond Fund (“Pennsylvania Municipal Bond Fund”)
Eaton Vance Pennsylvania Municipal Income Trust (“Pennsylvania Municipal Income Trust”)
Eaton Vance Risk-Managed Diversified Equity Income Fund (“Risk-Managed Diversified Equity Income Fund”)
Eaton Vance Senior Floating-Rate Trust (“Senior Floating-Rate Trust”)
Eaton Vance Senior Income Trust (“Senior Income Trust”)
Eaton Vance Short Duration Diversified Income Fund (“Short Duration Diversified Income Fund”)
Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (“Tax-Advantaged Bond and Option Strategies Fund”)
Eaton Vance Tax-Advantaged Dividend Income Fund (“Tax-Advantaged Dividend Income Fund”)
Eaton Vance Tax-Advantaged Global Dividend Income Fund (“Tax-Advantaged Global Dividend Income Fund”)
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (“Tax-Advantaged Global Dividend Opportunities Fund”)
Eaton Vance Tax-Managed Buy-Write Income Fund (“Tax-Managed Buy-Write Income Fund”)
Eaton Vance Tax-Managed Buy-Write Opportunities Fund (“Tax-Managed Buy-Write Opportunities Fund”)
Eaton Vance Tax-Managed Diversified Equity Income Fund (“Tax-Managed Diversified Equity Income Fund”)
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (“Tax-Managed Global Buy-Write Opportunities Fund”)
Eaton Vance Tax-Managed Global Diversified Equity Income Fund (“Tax-Managed Global Diversified Equity Income Fund”)

Portfolio Name	Trust Name
5-to-15 Year Laddered Municipal Bond Portfolio	Eaton Vance Municipals Trust II
Eaton Vance NextShares Trust II
Boston Income Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Series Trust II
Core Bond Portfolio	Eaton Vance Special Investment Trust
Eaton Vance Floating Rate Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Special Investment Trust
Emerging Markets Local Income Portfolio	Eaton Vance Mutual Funds Trust
Global Income Builder Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance NextShares Trust
Global Macro Absolute Return Advantage Portfolio	Eaton Vance Mutual Funds Trust
Global Macro Capital Opportunities Portfolio	Eaton Vance Mutual Funds Trust
Global Macro Portfolio	Eaton Vance Mutual Funds Trust
Global Opportunities Portfolio	Eaton Vance Mutual Funds Trust
Government Obligations Portfolio	Eaton Vance Mutual Funds Trust
Greater India Portfolio	Eaton Vance Special Investment Trust
High Income Opportunities Portfolio	Eaton Vance Mutual Funds Trust
High Yield Municipal Income Portfolio	Eaton Vance Municipals Trust II
Eaton Vance NextShares Trust II
International Income Portfolio	Eaton Vance Mutual Funds Trust
MSAR Completion Portfolio	Eaton Vance Mutual Funds Trust
Senior Debt Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Special Investment Trust
Short Duration High Income Portfolio	Eaton Vance Mutual Funds Trust
Short-Term U.S. Government Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Special Investment Trust
Stock Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance NextShares Trust
Eaton Vance Special Investment Trust
Tax-Managed Growth Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Series Trust
Tax-Managed International Equity Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Multi-Cap Growth Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Small-Cap Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Value Portfolio	Eaton Vance Mutual Funds Trust
Worldwide Health Sciences Portfolio	Eaton Vance Growth Trust